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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                     Date of Report: November 28, 1995
                     (Date of earliest event reported)



                        COCA-COLA ENTERPRISES INC.
          (Exact name of Registrant as specified in its charter)


   Delaware               1-9300                 58-0503352
  (State of         (Commission File No.)      (IRS Employer
incorporation)                               Identification No.)


               Coca-Cola Plaza, N.W., Atlanta, Georgia 30313
       (Address of principal executive offices, including zip code)



                              (404) 676-2100
           (Registrant's telephone number, including area code)
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Item 7.   Exhibits

          (c)  Exhibits

          99.1      Opinion of Lowry F. Kline.

          99.2      Consent of Lowry F. Kline (included in Exhibit
                    99.1).

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                                SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COCA-COLA ENTERPRISES INC.
                                           (Registrant)

                                      LOWRY F. KLINE
                                   By:___________________________
                                   Name:   Lowry F. Kline
                                   Title:  General Counsel


Date: November 28, 1995


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                        COCA-COLA ENTERPRISES INC.

                               EXHIBIT INDEX


Exhibit No.                                            Page


     99.1           Opinion of Lowry F. Kline.           5

     99.2           Consent of Lowry F. Kline            5
                    (included in Exhibit 99.1)